SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A-3

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 15, 2003

August Technology Corporation
(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-30637	41-1729485
(Commission File Number)	(I.R.S. Employer Identification Number)

4900 West 78th Street Bloomington, MN 55435
(Address of Principal Executive Offices) (Zip Code)

952-820-0080
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

The registrant hereby amends Item 7 of its Current Report on Form 8-K dated April 15, 2003 as set forth below.  Item 7(c) has been amended to include certain information previously redacted from Exhibit 2.3.

Item 7.         Financial Statements and Exhibits.

(a)           Financial statements of the businesses acquired:

Previously filed as Exhibit 99.1 are the audited financial statements of Semiconductor Technologies & Instruments, Inc. for the fiscal years ended December 31, 2002 and 2001, and the unaudited financial statements for the three month periods ended March 31, 2003 and 2002.

(b)           Pro forma financial information:

Previously filed as Exhibit 99.2 are the unaudited pro forma condensed combined financial statements for the fiscal year ended December 31, 2002 and the three month period ended March 31, 2003.

(c)           Exhibits:  See Exhibit index on page following Signatures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 27, 2003

AUGUST TECHNOLOGY CORPORATION

		By	/s/ Stanley D. Piekos
Stanley D. Piekos, Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AUGUST TECHNOLOGY CORPORATION

EXHIBIT INDEX TO FORM 8-K/A-3

Date of Report:	Commission File No.:
April 15, 2003	000-30637

EXHIBIT NO.	ITEM

2.1

Definitive Agreement with ASTI Holdings Limited and Semiconductor Technologies & Instruments, Inc. dated May 23, 2002 (incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q for the quarter ended September 30, 2002)

2.2

Settlement and Purchase Agreement with ASTI Holdings Limited and Semiconductor Technologies & Instruments, Inc. dated February 26, 2003 (incorporated by reference to Exhibit 2.1 to the Company’s Form 10-K for the year ended December 31, 2002).

2.3*	Amendments dated March 19, 2003 and April 15, 2003 to the Settlement and Purchase Agreement with ASTI Holdings Limited and Semiconductor Technologies & Instruments, Inc. dated February 26, 2003.

23.1**	Consent of Ernst & Young Singapore

99.1**

Audited Financial Statements of Semiconductor Technologies & Instruments, Inc. for the fiscal years ended December 31, 2002 and 2001, and unaudited financial statements for the three month periods ended March 31, 2003 and 2002.

99.2**	Unaudited pro forma condensed combined financial statements for the fiscal year ended December 31, 2002 and the three month period ended March 31, 2003.

*                                         Filed herewith

**                                  Previously filed